UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2008

UNUM GROUP

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices)(Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Users of the data included in this current report on Form 8-K are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in these documents formatted in Extensible Business Reporting Language (“XBRL”) is unaudited and unreviewed and is not the official publicly filed financial statements of Unum Group (the “Company”). The purpose of submitting these XBRL formatted documents is solely to test the related format and technology. As a result, investors should rely on the financial information included in the Company’s annual report on Form 10-K filed on February 21, 2008 and should not rely on the information included in this current report in making investment decisions.

Exhibit 100 to this Current Report on Form 8-K contains documents formatted in XBRL with information from the Company’s annual report on Form 10-K for the Year ended December 31, 2007, filed with the Securities and Exchange Commission on February 21, 2008. The information formatted in XBRL includes (i) the Consolidated Balance Sheets at December 31, 2007 and December 31, 2006, (ii) the Consolidated Statements of Income, Stockholders’ Equity, Cash Flows and Comprehensive Income (Loss) for each of the three years in the period ended December 31, 2007, and (iii) the related Financial Statement Footnotes and Schedules.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed or furnished with this Report:

100	The following materials from Unum Group’s Annual Report on Form 10-K for the year ended December 31, 2007, formatted in XBRL (Extensible Business Reporting Language: (i) the Consolidated Balance Sheets at December 31, 2007 and December 31, 2006, (ii) the Consolidated Statements of Income, Stockholders’ Equity, Cash Flows and Comprehensive Income (Loss) for each of the three years in the period ended December 31, 2007, and (iii) the related Financial Statement Footnotes and Schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group (Registrant)

Date: December 10, 2008	By:	/s/ Susan N. Roth
Name: Susan N. Roth
Title: Vice President, Transactions, SEC and Corporate Secretary

INDEX TO EXHIBITS

100	The following materials from Unum Group’s Annual Report on Form 10-K for the year ended December 31, 2007, formatted in XBRL (Extensible Business Reporting Language: (i) the Consolidated Balance Sheets at December 31, 2007 and December 31, 2006, (ii) the Consolidated Statements of Income, Stockholders’ Equity, Cash Flows and Comprehensive Income (Loss) for each of the three years in the period ended December 31, 2007, and (iii) the related Financial Statement Footnotes and Schedules.